UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14 (a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive proxy statement

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C&J Energy Services, Inc.

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Important Notice Regarding the Availability of Proxy Materials for the C&J Energy Services, Inc. Annual Stockholders Meeting to be held on May 31, 2019This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, go to www.proxydocs.com/CJ. To submit your vote while visiting this site, you will need the 12 digit control number in the box below.Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2019 Annual Meeting and need YOUR participation.If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before? For a Convenient Way to VIEW Proxy Materials andVOTE Online go to: www.proxydocs.com/CJProxy Materials Available to View or Receive:1. Notice & Proxy Statement 2. Annual ReportPrinted materials may be requested by one of the following methods:INTERNET TELEPHONE *E-MAIL www.investorelections.com/CJ (866) 648-8133 paper@investorelections.comIf requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number located in the shaded gray box below. (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHARESPlease see the proxy materials for information on how to attend the meeting and vote in person.C&J Energy Services, Inc. Notice of Annual Stockholders MeetingDate: Friday, May 31,2019 Time: 9:30 A.M., local timePlace: C&J headquarters, 3990 Rogerdale Rd., Houston, Texas 77042 The purpose of the Annual Meeting is to take action on the proposals listed below.The Board of Directors recommends that you vote “FOR” the following:1. Election of Class II DirectorsNominees 01 John Kennedy 02 Michael Roemer The Board of Directors recommends that you vote “FOR” the following:2. Non-binding vote to approve the 2018 compensation of the Company’s named executive officers The Board of Directors recommends that you vote “FOR” the following:3. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2019